EX.99.(a)(82)

AMENDMENT NO. 81

TO THE

DECLARATION OF TRUST

OF

GOLDMAN SACHS TRUST

This AMENDMENT NO. 81 to the AGREEMENT AND DECLARATION OF TRUST (the “Declaration”) as amended, dated the 28th day of January, 1997 of Goldman Sachs Trust (the “Trust”) is made by the Trustees named below as of October 16, 2014:

WHEREAS, the Trustees have established the Trust for the investment and reinvestment of funds contributed thereto; and

WHEREAS, the Trustees divided the beneficial interest in the trust assets into transferable shares of beneficial interest and divided such shares of beneficial interest into separate Series and Classes; and

WHEREAS, the Trustees desire to establish and designate an additional Series of the Trust, Goldman Sachs Global Managed Beta Fund, and related Share Classes with respect to such Series; and

WHEREAS, the Trustees desire to rename Goldman Sachs Municipal Income Fund the “Goldman Sachs Strategic Municipal Income Fund,” effective as of December 18, 2014;

NOW, THEREFORE, in consideration of the foregoing premises and the agreements contained herein, the undersigned, being all of the Trustees of the Trust and acting in accordance with Article V, Section 1 of the Declaration, hereby amend Article V, Section 1 of the Declaration in its entirety as follows:

The Trust shall consist of one or more Series. Without limiting the authority of the Trustees to establish and designate any further Series, the Trustees hereby establish the following 94 Series: Goldman Sachs Global Managed Beta Fund, Goldman Sachs Long Short Fund, Goldman Sachs Tactical Tilt Implementation Fund, Goldman Sachs Small/Mid Cap Value Fund, Goldman Sachs Limited Maturity Obligations Fund, Goldman Sachs Long Short Credit Strategies Fund, Goldman Sachs Fixed Income Macro Strategies Fund, Goldman Sachs Dynamic Emerging Markets Debt Fund, Goldman Sachs Multi-Asset Real Return Fund, Goldman Sachs MLP Energy Infrastructure Fund, Goldman Sachs World Bond Fund, Goldman Sachs Global Macro Fund, Goldman Sachs Equity Long-Short Fund, Goldman Sachs Event Driven Fund, Goldman Sachs Relative Value Fund, Goldman Sachs Retirement Portfolio Completion Fund, Goldman Sachs Short Duration Income Fund, Goldman Sachs Enhanced Put Option Strategy Fund, Goldman Sachs Focused Growth Fund, Goldman Sachs Rising Dividend Growth Fund, Goldman Sachs Managed Futures Strategy Fund, Goldman Sachs Dynamic Commodity Strategy Fund, Goldman Sachs High Yield Floating Rate Fund, Goldman Sachs N-11 Equity Fund, Goldman Sachs Strategic Income Fund, Goldman Sachs Dynamic Allocation Fund, Goldman Sachs U.S. Equity Fund, Goldman Sachs Flexible Cap Growth Fund, Goldman Sachs Local Emerging Markets Debt Fund, Goldman Sachs Absolute Return Tracker Fund, Goldman Sachs Inflation Protected Securities Fund, Goldman Sachs Tax-Advantaged Global Equity Portfolio, Goldman Sachs Enhanced Dividend Global Equity Portfolio, Goldman Sachs International Tax-Managed Equity Fund, Goldman Sachs International Small Cap Insights Fund, Goldman Sachs Emerging Markets Equity Insights Fund, Goldman Sachs International Equity Dividend and Premium Fund, Goldman Sachs Satellite Strategies Portfolio,

Goldman Sachs Small Cap Value Insights Fund, Goldman Sachs Small Cap Growth Insights Fund, Goldman Sachs Strategic International Equity Fund, Goldman Sachs Commodity Strategy Fund, Goldman Sachs Bond Fund, Goldman Sachs BRIC Fund, Goldman Sachs International Real Estate Securities Fund, Goldman Sachs U.S. Equity Dividend and Premium Fund, Goldman Sachs Small/Mid Cap Growth Fund, Goldman Sachs U.S. Mortgages Fund, Goldman Sachs Investment Grade Credit Fund, Goldman Sachs Emerging Markets Debt Fund, Goldman Sachs High Quality Floating Rate Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Global Income Fund, Goldman Sachs Government Income Fund, Goldman Sachs Municipal Income Fund (effective December 18, 2014, “Goldman Sachs Strategic Municipal Income Fund”), Goldman Sachs High Yield Fund, Goldman Sachs High Yield Municipal Fund, Goldman Sachs Enhanced Income Fund, Goldman Sachs Income Builder Fund, Goldman Sachs Large Cap Growth Insights Fund, Goldman Sachs U.S. Equity Insights Fund, Goldman Sachs Small Cap Equity Insights Fund, Goldman Sachs International Equity Insights Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs Focused International Equity Fund, Goldman Sachs Asia Equity Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Real Estate Securities Fund, Goldman Sachs International Small Cap Fund, Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Technology Tollkeeper Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs Concentrated Growth Fund, Goldman Sachs U.S. Tax-Managed Equity Fund, Goldman Sachs Growth Strategy Portfolio, Goldman Sachs Equity Growth Strategy Portfolio, Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, Goldman Sachs Financial Square Prime Obligations Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Financial Square Treasury Obligations Fund, Goldman Sachs Financial Square Money Market Fund, Goldman Sachs Financial Square Tax-Free Money Market Fund, Goldman Sachs Financial Square Federal Fund, Goldman Sachs Financial Square Treasury Instruments Fund, Goldman Sachs Financial Square Tax-Exempt New York Fund and Goldman Sachs Financial Square Tax-Exempt California Fund (the “Existing Series”). Each additional Series shall be established and is effective upon the adoption of a resolution of a majority of the Trustees or any alternative date specified in such resolution. The Trustees may designate the relative rights and preferences of the Shares of each Series. The Trustees may divide the Shares of any Series into Classes. Without limiting the authority of the Trustees to establish and designate any further Classes, the Trustees hereby establish the following classes of shares with respect to the series set forth below:

Class A Shares:	Goldman Sachs Long Short Fund, Goldman Sachs Small/Mid Cap Value Fund, Goldman Sachs Long Short Credit Strategies Fund, Goldman Sachs Fixed Income Macro Strategies Fund, Goldman Sachs Dynamic Emerging Markets Debt Fund, Goldman Sachs Multi-Asset Real Return Fund, Goldman Sachs MLP Energy Infrastructure Fund, Goldman Sachs World Bond Fund, Goldman Sachs Global Macro Fund, Goldman Sachs Equity Long-Short Fund, Goldman Sachs Event Driven Fund, Goldman Sachs Relative Value Fund, Goldman Sachs Retirement Portfolio Completion Fund, Goldman Sachs Short Duration Income Fund, Goldman Sachs Enhanced Put Option Strategy Fund, Goldman Sachs Focused Growth Fund, Goldman Sachs Rising Dividend Growth Fund, Goldman Sachs Managed Futures Strategy Fund, Goldman Sachs Dynamic Commodity Strategy Fund, Goldman Sachs High Yield Floating Rate Fund, Goldman Sachs N-11 Equity Fund, Goldman Sachs Strategic Income Fund, Goldman Sachs Dynamic Allocation Fund, Goldman Sachs U.S. Equity Fund, Goldman Sachs Flexible Cap Growth Fund, Goldman Sachs Local Emerging Markets Debt Fund, Goldman Sachs Absolute Return Tracker Fund, Goldman Sachs Inflation Protected Securities Fund, Goldman Sachs Tax-Advantaged Global Equity Portfolio, Goldman Sachs Enhanced Dividend Global Equity Portfolio, Goldman Sachs International Tax-Managed Equity Fund, Goldman Sachs International Small Cap Insights Fund, Goldman Sachs Emerging Markets Equity Insights Fund, Goldman Sachs International Equity Dividend and Premium Fund, Goldman Sachs Satellite Strategies Portfolio, Goldman Sachs Small Cap Value Insights Fund, Goldman Sachs Small Cap Growth Insights Fund, Goldman Sachs Strategic International Equity Fund, Goldman Sachs Commodity Strategy Fund, Goldman Sachs Bond Fund, Goldman Sachs BRIC Fund, Goldman Sachs International Real Estate Securities Fund, Goldman Sachs U.S. Equity Dividend and Premium Fund, Goldman Sachs Small/Mid Cap Growth Fund, Goldman Sachs U.S. Mortgages Fund, Goldman Sachs Investment Grade Credit Fund, Goldman Sachs Emerging Markets Debt Fund, Goldman Sachs High Quality Floating Rate Fund, Goldman

Sachs Global Income Fund, Goldman Sachs Government Income Fund, Goldman Sachs Municipal Income Fund (effective December 18, 2014, “Goldman Sachs Strategic Municipal Income Fund”), Goldman Sachs High Yield Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs High Yield Municipal Fund, Goldman Sachs Enhanced Income Fund, Goldman Sachs Income Builder Fund, Goldman Sachs U.S. Equity Insights Fund, Goldman Sachs Small Cap Equity Insights Fund, Goldman Sachs International Equity Insights Fund, Goldman Sachs Large Cap Growth Insights Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs Concentrated Growth Fund, Goldman Sachs Focused International Equity Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Asia Equity Fund, Goldman Sachs Real Estate Securities Fund, Goldman Sachs International Small Cap Fund, Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Technology Tollkeeper Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs U.S. Tax-Managed Equity Fund, Goldman Sachs Growth Strategy Portfolio, Goldman Sachs Equity Growth Strategy Portfolio, Goldman Sachs Balanced Strategy Portfolio, and Goldman Sachs Growth and Income Strategy Portfolio.

Class C Shares:	Goldman Sachs Long Short Fund, Goldman Sachs Small/Mid Cap Value Fund, Goldman Sachs Long Short Credit Strategies Fund, Goldman Sachs Fixed Income Macro Strategies Fund, Goldman Sachs Dynamic Emerging Markets Debt Fund, Goldman Sachs Multi-Asset Real Return Fund, Goldman Sachs MLP Energy Infrastructure Fund, Goldman Sachs World Bond Fund, Goldman Sachs Global Macro Fund, Goldman Sachs Equity Long-Short Fund, Goldman Sachs Event Driven Fund, Goldman Sachs Relative Value Fund, Goldman Sachs Retirement Portfolio Completion Fund, Goldman Sachs Short Duration Income Fund, Goldman Sachs Enhanced Put Option Strategy Fund, Goldman Sachs Focused Growth Fund, Goldman Sachs Rising Dividend Growth Fund, Goldman Sachs Managed Futures Strategy Fund, Goldman Sachs Dynamic Commodity Strategy Fund, Goldman Sachs High Yield Floating Rate Fund, Goldman Sachs N-11 Equity Fund, Goldman Sachs Strategic Income Fund, Goldman Sachs Financial Square Prime Obligations Fund, Goldman Sachs Dynamic Allocation Fund, Goldman Sachs U.S. Equity Fund, Goldman Sachs Flexible Cap Growth Fund, Goldman Sachs Local Emerging Markets Debt Fund, Goldman Sachs Absolute Return Tracker Fund, Goldman Sachs Inflation Protected Securities Fund, Goldman Sachs International Tax-Managed Equity Fund, Goldman Sachs International Small Cap Insights Fund, Goldman Sachs Emerging Markets Equity Insights Fund, Goldman Sachs International Equity Dividend and Premium Fund, Goldman Sachs Satellite Strategies Portfolio, Goldman Sachs Small Cap Value Insights Fund, Goldman Sachs Small Cap Growth Insights Fund, Goldman Sachs Strategic International Equity Fund, Goldman Sachs Emerging Markets Debt Fund, Goldman Sachs Commodity Strategy Fund, Goldman Sachs Bond Fund, Goldman Sachs BRIC Fund, Goldman Sachs International Real Estate Securities Fund, Goldman Sachs U.S. Equity Dividend and Premium Fund, Goldman Sachs Small/Mid Cap Growth Fund, Goldman Sachs Global Income Fund, Goldman Sachs Government Income Fund, Goldman Sachs Municipal Income Fund (effective December 18, 2014, “Goldman Sachs Strategic Municipal Income Fund”), Goldman Sachs High Yield Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs High Yield Municipal Fund, Goldman Sachs Income Builder Fund, Goldman Sachs U.S. Equity Insights Fund, Goldman Sachs Small Cap Equity Insights Fund, Goldman Sachs International Equity Insights Fund, Goldman Sachs Large Cap Growth Insights Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs Concentrated Growth Fund, Goldman Sachs Focused International Equity Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Asia Equity Fund, Goldman Sachs International Small Cap Fund, Goldman Sachs Real Estate Securities Fund, Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Technology Tollkeeper Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs U.S. Tax-Managed Equity Fund, Goldman Sachs Growth Strategy Portfolio, Goldman Sachs Equity Growth Strategy Portfolio, Goldman Sachs Balanced Strategy Portfolio, and Goldman Sachs Growth and Income Strategy Portfolio.

Institutional Shares:	Goldman Sachs Global Managed Beta Fund, Goldman Sachs Long Short Fund, Goldman Sachs Tactical Tilt Implementation Fund, Goldman Sachs Small/Mid Cap Value Fund, Goldman Sachs Limited Maturity Obligations Fund, Goldman Sachs Long Short Credit Strategies Fund, Goldman Sachs Fixed Income Macro Strategies Fund, Goldman Sachs Dynamic Emerging Markets Debt Fund, Goldman Sachs Multi-Asset Real Return Fund, Goldman Sachs MLP Energy Infrastructure Fund, Goldman Sachs World Bond Fund, Goldman Sachs Global Macro Fund, Goldman Sachs Equity Long-Short Fund, Goldman Sachs Event Driven Fund, Goldman Sachs Relative Value Fund, Goldman Sachs Retirement Portfolio Completion Fund, Goldman Sachs Short Duration Income Fund, Goldman Sachs Enhanced Put Option Strategy Fund, Goldman Sachs Focused Growth Fund, Goldman Sachs Rising Dividend Growth Fund, Goldman Sachs Managed Futures Strategy Fund, Goldman Sachs Dynamic Commodity Strategy Fund, Goldman Sachs High Yield Floating Rate Fund, Goldman Sachs N-11 Equity Fund, Goldman Sachs Strategic Income Fund, Goldman Sachs Dynamic Allocation Fund, Goldman Sachs U.S. Equity Fund, Goldman Sachs Flexible Cap Growth Fund, Goldman Sachs Local Emerging Markets Debt Fund, Goldman Sachs Absolute Return Tracker Fund, Goldman Sachs Inflation Protected Securities Fund, Goldman Sachs Tax-Advantaged Global Equity Portfolio, Goldman Sachs Enhanced Dividend Global Equity Portfolio, Goldman Sachs International Tax-Managed Equity Fund, Goldman Sachs International Small Cap Insights Fund, Goldman Sachs Emerging Markets Equity Insights Fund, Goldman Sachs International Equity Dividend and Premium Fund, Goldman Sachs Satellite Strategies Portfolio, Goldman Sachs Small Cap Value Insights Fund, Goldman Sachs Small Cap Growth Insights Fund, Goldman Sachs Strategic International Equity Fund, Goldman Sachs Commodity Strategy Fund, Goldman Sachs Bond Fund, Goldman Sachs BRIC Fund, Goldman Sachs International Real Estate Securities Fund, Goldman Sachs U.S. Equity Dividend and Premium Fund, Goldman Sachs Small/Mid Cap Growth Fund, Goldman Sachs U.S. Mortgages Fund, Goldman Sachs Investment Grade Credit Fund, Goldman Sachs Emerging Markets Debt Fund, Goldman Sachs High Quality Floating Rate Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Government Income Fund, Goldman Sachs Municipal Income Fund (effective December 18, 2014, “Goldman Sachs Strategic Municipal Income Fund”), Goldman Sachs Core Fixed Income Fund, Goldman Sachs High Yield Municipal Fund, Goldman Sachs Global Income Fund, Goldman Sachs High Yield Fund, Goldman Sachs Enhanced Income Fund, Goldman Sachs Income Builder Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs Concentrated Growth Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Cap Large Growth Insights Fund, Goldman Sachs U.S. Equity Insights Fund, Goldman Sachs Small Cap Equity Insights Fund, Goldman Sachs International Equity Insights Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Focused International Equity Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Asia Equity Fund, Goldman Sachs International Small Cap Fund, Goldman Sachs Real Estate Securities Fund, Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Technology Tollkeeper Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs U.S. Tax-Managed Equity Fund, Goldman Sachs Financial Square Prime Obligations Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Financial Square Treasury Obligations Fund, Goldman Sachs Financial Square Money Market Fund, Goldman Sachs Financial Square Tax-Free Money Market Fund, Goldman Sachs Financial Square Federal Fund, Goldman Sachs Financial Square Treasury Instruments Fund, Goldman Sachs Financial Square Tax-Exempt New York Fund, Goldman Sachs Financial Square Tax-Exempt California Fund, Goldman Sachs Growth Strategy Portfolio, Goldman Sachs Equity Growth Strategy Portfolio, Goldman Sachs Balanced Strategy Portfolio, and Goldman Sachs Growth and Income Strategy Portfolio.

Service Shares:	Goldman Sachs Bond Fund, Goldman Sachs Small/Mid Cap Growth Fund, Goldman Sachs High Quality Floating Rate Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Government Income Fund, Goldman Sachs Municipal Income Fund (effective December 18, 2014, “Goldman Sachs Strategic Municipal Income Fund”), Goldman Sachs Core Fixed Income Fund, Goldman Sachs High Yield Municipal Fund, Goldman Sachs Global Income Fund, Goldman Sachs High Yield Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs U.S. Equity Insights Fund, Goldman Sachs Large Cap Growth Insights Fund, Goldman Sachs Small Cap Equity Insights Fund, Goldman Sachs International Equity Insights Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Focused International Equity Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Asia Equity Fund, Goldman Sachs International Small Cap Fund, Goldman Sachs Real Estate Securities Fund, Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Technology Tollkeeper Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs U.S. Tax-Managed Equity Fund, Goldman Sachs Financial Square Prime Obligations Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Financial Square Treasury Obligations Fund, Goldman Sachs Financial Square Money Market Fund, Goldman Sachs Financial Square Tax-Free Money Market Fund, Goldman Sachs Financial Square Federal Fund, Goldman Sachs Financial Square Treasury Instruments Fund, Goldman Sachs Financial Square Tax-Exempt New York Fund, Goldman Sachs Financial Square Tax-Exempt California Fund, Goldman Sachs Growth Strategy Portfolio, Goldman Sachs Equity Growth Strategy Portfolio, Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, and Goldman Sachs Satellite Strategies Portfolio.

Administration Shares:	Goldman Sachs Limited Maturity Obligations Fund, Goldman Sachs Financial Square Prime Obligations Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Financial Square Treasury Obligations Fund, Goldman Sachs Financial Square Money Market Fund, Goldman Sachs Financial Square Tax-Free Money Market Fund, Goldman Sachs Financial Square Federal Fund, Goldman Sachs Financial Square Treasury Instruments Fund, Goldman Sachs Financial Square Tax-Exempt New York Fund, Goldman Sachs Financial Square Tax-Exempt California Fund, and Goldman Sachs Enhanced Income Fund.

Preferred Administration Shares:	Goldman Sachs Financial Square Prime Obligations Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Financial Square Treasury Obligations Fund, Goldman Sachs Financial Square Money Market Fund, Goldman Sachs Financial Square Tax-Free Money Market Fund, Goldman Sachs Financial Square Federal Fund, and Goldman Sachs Financial Square Treasury Instruments Fund.

Cash Management Shares:	Goldman Sachs Financial Square Federal Fund, Goldman Sachs Financial Square Money Market Fund, Goldman Sachs Financial Square Prime Obligations Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Financial Square Tax-Free Money Market Fund, Goldman Sachs Financial Square Treasury Instruments Fund, Goldman Sachs Financial Square Treasury Obligations Fund, Goldman Sachs Financial Square Tax-Exempt New York Fund, and Goldman Sachs Financial Square Tax-Exempt California Fund.

Select Shares:	Goldman Sachs Financial Square Prime Obligations Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Financial Square Treasury Obligations Fund, Goldman Sachs Financial Square Money Market Fund, Goldman Sachs Financial Square Tax-Free Money Market Fund, Goldman Sachs Financial Square Federal Fund, and Goldman Sachs Financial Square Treasury Instruments Fund.

Capital Shares:	Goldman Sachs Financial Square Prime Obligations Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Financial Square Treasury Obligations Fund, Goldman Sachs Financial Square Money Market Fund, Goldman Sachs Financial Square Tax-Free Money Market Fund, Goldman Sachs Financial Square Federal Fund, and Goldman Sachs Financial Square Treasury Instruments Fund.

Separate Account Institutional Shares:	Goldman Sachs U.S. Mortgages Fund and Goldman Sachs Investment Grade Credit Fund.

Class R Shares:	Goldman Sachs Long Short Fund, Goldman Sachs Emerging Markets Equity Insights Fund, Goldman Sachs Small/Mid Cap Value Fund, Goldman Sachs Long Short Credit Strategies Fund, Goldman Sachs Fixed Income Macro Strategies Fund, Goldman Sachs Dynamic Emerging Markets Debt Fund, Goldman Sachs Multi-Asset Real Return Fund, Goldman Sachs MLP Energy Infrastructure Fund, Goldman Sachs World Bond Fund, Goldman Sachs Global Macro Fund, Goldman Sachs Equity Long-Short Fund, Goldman Sachs Event Driven Fund, Goldman Sachs Relative Value Fund, Goldman Sachs Retirement Portfolio Completion Fund, Goldman Sachs Short Duration Income Fund, Goldman Sachs Enhanced Put Option Strategy Fund, Goldman Sachs Focused Growth Fund, Goldman Sachs Rising Dividend Growth Fund, Goldman Sachs Managed Futures Strategy Fund, Goldman Sachs Dynamic Commodity Strategy Fund, Goldman Sachs High Yield Floating Rate Fund, Goldman Sachs Strategic Income Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Flexible Cap Growth Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs Concentrated Growth Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Small/Mid Cap Growth Fund, Goldman Sachs U.S. Equity Insights Fund, Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Large Cap Growth Insights Fund, Goldman Sachs Small Cap Equity Insights Fund, Goldman Sachs Small Cap Value Insights Fund, Goldman Sachs Small Cap Growth Insights Fund, Goldman Sachs International Equity Insights Fund, Goldman Sachs Strategic International Equity Fund, Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, Goldman Sachs Growth Strategy Portfolio, Goldman Sachs Equity Growth Strategy Portfolio, Goldman Sachs Satellite Strategies Portfolio, Goldman Sachs Real Estate Securities Fund, Goldman Sachs Commodity Strategy Fund, Goldman Sachs Government Income Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Bond Fund, Goldman Sachs High Yield Fund, Goldman Sachs Inflation Protected Securities Fund, Goldman Sachs Absolute Return Tracker Fund, Goldman Sachs Dynamic Allocation Fund, and Goldman Sachs U.S. Equity Fund.

Class IR Shares:	Goldman Sachs Long Short Fund, Goldman Sachs Asia Equity Fund, Goldman Sachs Small/Mid Cap Value Fund, Goldman Sachs Long Short Credit Strategies Fund, Goldman Sachs Fixed Income Macro Strategies Fund, Goldman Sachs Dynamic Emerging Markets Debt Fund, Goldman Sachs Multi-Asset Real Return Fund, Goldman Sachs MLP Energy Infrastructure Fund, Goldman Sachs World Bond Fund, Goldman Sachs Global Macro Fund, Goldman Sachs Equity Long-Short Fund, Goldman Sachs Event Driven Fund, Goldman Sachs Relative Value Fund, Goldman Sachs Retirement Portfolio Completion Fund, Goldman Sachs Short Duration Income Fund, Goldman Sachs Enhanced Put Option Strategy Fund, Goldman Sachs Focused Growth Fund, Goldman Sachs Rising Dividend Growth Fund, Goldman Sachs Managed Futures Strategy Fund, Goldman Sachs Dynamic Commodity Strategy Fund, Goldman Sachs High Yield Floating Rate Fund, Goldman Sachs N-11 Equity Fund, Goldman Sachs Strategic Income Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Flexible Cap Growth Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs Concentrated Growth Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Small/Mid Cap Growth Fund, Goldman Sachs U.S. Equity Insights Fund, Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Large Cap Growth Insights Fund, Goldman Sachs Small Cap Equity Insights Fund, Goldman Sachs Small Cap Value Insights Fund, Goldman Sachs Small Cap Growth Insights Fund, Goldman Sachs International Equity Insights Fund, Goldman Sachs Strategic International Equity Fund, Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, Goldman Sachs Growth Strategies Portfolio, Goldman Sachs Equity Growth Strategy Portfolio, Goldman Sachs Income Strategy Portfolio, Goldman Sachs Satellite Strategies Portfolio, Goldman Sachs Real Estate Securities Fund, Goldman Sachs International Real Estate Securities Fund, Goldman Sachs Commodity Strategy Fund, Goldman Sachs Government Income Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs High Quality Floating Rate Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Bond Fund, Goldman Sachs High Yield Fund, Goldman Sachs Inflation Protected Securities Fund, Goldman Sachs Absolute Return Tracker

Fund, Goldman Sachs Dynamic Allocation Fund, Goldman Sachs U.S. Equity Fund, Goldman Sachs Asia Equity Fund, Goldman Sachs BRIC Fund, Goldman Sachs Focused International Equity Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs International Small Cap Fund, Goldman Sachs Technology Tollkeeper Fund, Goldman Sachs U.S. Tax-Managed Equity Fund, Goldman Sachs International Tax-Managed Equity Fund, Goldman Sachs Emerging Markets Equity Insights Fund, Goldman Sachs International Small Cap Insights Fund, Goldman Sachs Income Builder Fund, Goldman Sachs U.S. Equity Dividend and Premium Fund, Goldman Sachs International Equity Dividend and Premium Fund, Goldman Sachs Enhanced Income Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Municipal Income Fund (effective December 18, 2014, “Goldman Sachs Strategic Municipal Income Fund”), Goldman Sachs High Yield Municipal Fund, Goldman Sachs U.S. Mortgages Fund, Goldman Sachs Investment Grade Credit Fund, Goldman Sachs Emerging Markets Debt Fund, Goldman Sachs Local Emerging Markets Debt Fund, and Goldman Sachs Global Income Fund.

Premier Shares:	Goldman Sachs Financial Square Federal Fund, Goldman Sachs Financial Square Money Market Fund, Goldman Sachs Financial Square Prime Obligations Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Financial Square Tax-Free Money Market Fund, Goldman Sachs Financial Square Treasury Instruments Fund, and Goldman Sachs Financial Square Treasury Obligations Fund.

Resource Shares:	Goldman Sachs Financial Square Federal Fund, Goldman Sachs Financial Square Money Market Fund, Goldman Sachs Financial Square Prime Obligations Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Financial Square Tax-Free Money Market Fund, Goldman Sachs Financial Square Treasury Instruments Fund, and Goldman Sachs Financial Square Treasury Obligations Fund.

WHEREAS, Article IX, Section 8 of the Declaration permits the Trustees, without a shareholder vote, to amend or supplement the Declaration, subject to certain conditions;

NOW, THEREFORE, in consideration of the foregoing premise and the agreements contained herein, the undersigned, being all of the Trustees of the Trust and acting in accordance with Article IX, Section 8 of the Declaration, hereby amend Article IX, Section 6 of the Declaration in its entirety as follows:

Section 6. Declaration of Trust. Anyone dealing with the Trust may rely on a certificate by a Trustee or an officer of the Trust as to the authenticity of the Declaration of Trust or any amendment hereto or Declaration of Trust supplemental, and as to any matters in connection with the Trust. The masculine gender herein shall include the feminine and neuter genders. Headings herein are for convenience only and shall not affect the construction of this Declaration of Trust. This Declaration of Trust may be executed in any number of counterparts, each of which shall be deemed an original.

AND NOW, THEREFORE, in consideration of the foregoing premise and the agreements contained herein, the undersigned, being all of the Trustees of the Trust and acting in accordance with Article IX, Section 8 of the Declaration, hereby include as Article IX, Section 7 the following:

Section 7. Inspection of Records and Reports. The original or a copy of this Declaration of Trust and of each amendment hereto or Declaration of Trust supplemental shall be kept at the office of the Trust where such may be inspected by any Shareholder. The books and records of the Trust may be kept at such place or places as the Board of Trustees may from time to time determine, except as otherwise required by law. No Shareholder shall have any right to inspect any account, book or document of the Trust that is not publicly available, except as conferred by the Board of Trustees. Every Trustee shall have the right at any reasonable time to inspect all books, records, and documents of every kind and the physical properties of the Trust. This inspection by a Trustee may be made in person or by an agent or attorney and the right of inspection includes the right to copy and make extracts of documents.

AND NOW, THEREFORE, in consideration of the foregoing premise and the agreements contained herein, the undersigned, being all of the Trustees of the Trust and acting in accordance with Article IX, Section 8 of the Declaration, hereby renumber current Sections 7 through 11 of Article IX of the Declaration in accordance with the foregoing amendments.

/s/ Ashok N. Bakhru	/s/ John P. Coblentz, Jr.
Ashok N. Bakhru	John P. Coblentz, Jr.
as Trustee and not individually	as Trustee and not individually

/s/ Diana M. Daniels	/s/ Joseph P. LoRusso
Diana M. Daniels	Joseph P. LoRusso
as Trustee and not individually	as Trustee and not individually

/s/ Herbert J. Markley	/s/ James A. McNamara
Herbert J. Markley	James A. McNamara
as Trustee and not individually	as Trustee and not individually

/s/ Jessica Palmer	/s/ Alan A. Shuch
Jessica Palmer	Alan A. Shuch
as Trustee and not individually	as Trustee and not individually

/s/ Roy W. Templin
Richard P. Strubel	Roy W. Templin
as Trustee and not individually	as Trustee and not individually